UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 15, 2004
                                                          -------------

                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)




         DELAWARE                                                46-0476193
----------------------------       -------------             -------------------
(State or other jurisdiction       (File number)              (I.R.S. Employer
     of incorporation)                                       Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                           92590
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(Address of principal executive office)                          (Zip Code)


Registrant's telephone number, including area code:            (909) 694-9940
                                                             -------------------


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          (Former name or former address, if changed since last report)

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (C)     Exhibits

                     99      Press Release


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 15, 2004                           TEMECULA VALLEY BANCORP INC.


                                               By: /s/ Stephen H. Wacknitz
                                                   -----------------------------
                                                   Stephen H. Wacknitz
                                                   President and Chief Executive
                                                   Officer



                                               By: /s/ Donald A. Pitcher
                                                   -----------------------------
                                                   Donald A. Pitcher
                                                   Executive Vice President
                                                   Chief Financial Officer




                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------
99                         Press Release